Second Quarter 2013 Earnings Conference Call and Webcast August 13, 2013 Exhibit 99.2

Forward Looking Statements
1
This presentation includes “forward-looking statements.”  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,”
“would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” or other similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-
looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate, and any and all of our forward-looking statements in this presentation may turn out to be inaccurate.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the overall demand for hydrocarbon products, fuels and other refined products; our ability to produce products and fuels that meet our customers’ unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil, refined products, fuel, utility services and crack-spread prices, including the impact of these factors on our liquidity; fluctuations in refinery capacity; accidents or other unscheduled shutdowns affecting our refineries, machinery, or equipment, or those of our suppliers or customers; changes in the cost or availability of transportation for feedstocks and refined products; the results of our hedging and other risk management activities; our ability to comply with covenants contained in our debt instruments; labor relations; relationships with our partners and franchisees; successful integration and future performance of acquired assets, businesses or third-party product supply and processing relationships; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; dependence on one principal supplier for our retail merchandise; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations, including guidance related to the Dodd-Frank Wall
Street Reform and Consumer Protection Act; shortages or cost increases of power supplies, natural gas, materials or labor; weather interference with business operations; seasonal trends in the industries in which we operate; fluctuations in the debt markets; potential product liability claims and other litigation; accidents or other unscheduled shutdowns or disruptions; and changes in economic conditions, generally, and in the markets we serve, consumer behavior, and travel and tourism trends.  These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements.  Other unknown or unpredictable factors could have material adverse effects on our future results.  For additional information regarding known material factors that could cause our actual results to differ from our projected results, please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and other subsequent filings with the SEC.
The presentation also includes non-GAAP measures.  We believe that these non-GAAP financial measures provide useful information about our operating performance and should not be viewed in isolation or considered as alternatives to comparable GAAP measures.  Our non-GAAP financial measures may also differ from similarly names measures used by other companies.  See the disclosures in the “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” included in our quarterly report on Form 10-Q for the three and six months ended June 30, 2013 for additional information on the non–GAAP measures used in this presentation and reconciliations to the most directly comparable GAAP measures.

Q2 2013 Financial Results; Select Balance
Sheet & Cash Flow Data
2
Consolidated Financial Results
1 See Appendix for reconciliation of Net Income to Adjusted EBITDA.
($ in millions)
Q2 2013 Q2 2012 Q2 YTD 2013 Q2 YTD 2012
Net Income $63.9  $245.6 $183.3 $52.0
Adjusted EBITDA
85.9 246.3 242.5 327.8
Q2 2013
Cash and Cash Equivalents $98.5
Total Debt (including capital leases) $282.3
Equity $442.8
Adjusted EBITDA $85.9
Debt to LTM Adjusted EBITDA 0.4x
Cash Flow from Operations
$82.6
Cash Available for Distribution
$62.6
Distribution per Unit
$0.68
Balance Sheet & Cash Flows
1

Direct operating expenses per barrel is calculated by dividing direct operating expenses by the total barrels of throughput for the respective periods presented.
Typically, 80% of our products are comparable to a 3-2-1 crack spread, while 95% of our products are comparable to a 6-3-2-1 crack spread.
See Appendix for  each of the components used in this calculation (revenue and cost of sales).
Key Refining Performance Metrics
3

4

Cash Available for Distribution Reconciliation
For the 3 months ending
6/30/13
Net income
$63.9
Adjustments:
Interest expense
6.3
Income tax provision 3.0
Depreciation and amortization 9.4
EBITDA subtotal $82.6
Minnesota Pipe Line proportionate EBITDA
0.7
Turnaround and related expenses
27.3
Equity-based compensation impacts
0.4
Unrealized gains on derivative activities (28.7)
Formation and offering costs 0.5
Realized losses on derivative activities 3.1
Adjusted EBITDA $85.9
Cash interest expense (5.1)
Current tax position (0.4)
Minnesota Pipe Line proportionate EBITDA (0.7)
Realized losses on derivative activities (3.1)
Capital expenditures¹
(13.5)
Formation and offering costs (0.5)
Reserve for turnaround and related expenses (0.0)
Cash Available for Distribution $62.6
($ in millions)

1 Includes non-discretionary capital expenditures and Waste Water Treatment Plant spend for the quarter ending June 30, 2013.

Hedge Positions

Volume Hedged
(000 barrels)
NTI Strike Price
Gasoline Diesel Gasoline Distillate
2013 Q3
504 761 16.08 21.40
Q4
504 761 16.08 21.40
1 30,000 barrels of gasoline per quarter and 15,000 barrels  of diesel per quarter are hedged at cracks against WCS, while the remaining barrels are hedged at cracks against WTI.
1

Q3 ‘13 Operating and ROY Capex Guidance

Q3 2013
Low High
Refinery Statistics:
Total throughput (bpd)
90,000 95,000
Total refined products sold (bpd)
90,000
95,000
Direct opex ex. Turnaround ($/throughput bbl)
$4.50 - $4.75
Retail Statistics:
Forecasted gallons (mm)
77
Retail fuel margin ($/gallon)
$0.16
Merchandise sales ($ in mm)
$93
Merchandise gross margin (%)
27.0%
Direct operating expense ($ in mm)
$31
Other Guidance ($ in mm):
Turnaround cash reserve
$5 - $10
Discretionary capital cash reserve
$5 - $10
SG&A
$22
Depreciation & amortization
$10
Cash interest expense
$6
Current tax expense
$1
Capital Program:
Q313
Q413
Maintenance and replacement capital
$8
$8
Waste Water Treatment (non recurring regulatory capital)
$9
$8
Discretionary capital
$3
$1
Total Planned Capital Expenditures ($ in mm)
$20
$17

APPENDIX

Adjusted EBITDA Reconciliation

2011 2012 2013
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Net Income (Loss) $2.2 $292.7 $(193.6) $246.6  $61.1  $84.5 $119.4 $63.9
Adjustments:
Interest Expense 10.4 11.5 10.4 10.7 15.6 5.5 6.4 6.3
Income Tax Provision
- - - 0.1 7.7 2.0 (0.1) 3.0
Depreciation and Amortization
7.4 7.2 8.5 7.8 8.3 8.6 8.6 9.4
EBITDA Subtotal
$20.0 $311.4 (174.7) $265.2 $92.7 $100.6 $134.3 $82.6
Minnesota Pipe Line Proportionate EBITDA 0.9 0.1 0.7 0.7 0.7 0.7 0.7 0.7
Turnaround and Related Expenses - 0.1 3.5 11.5 2.1 9.0 9.7 27.3
Equity-based Compensation Impacts 0.4 0.5 0.4 0.5 0.5 (0.5) 5.3 0.4
Unrealized (Gains) / Losses on Derivative Activities
40.6 (292.6) 88.4 (191.3) 70.3 (35.4) (11.2) (28.7)
Contingent Consideration (Income) / Loss
3.4 (18.2) 65.7 0.1 38.5 - - -
Formation and Offering Costs
1.7 1.3 - - - 0.4 0.4 0.5
Loss on Early Extinguishment of Derivatives/Debt - - 44.6 92.2 - 50.0 - -
Realized losses on derivative activities 112.5 63.9 52.9 67.4 44.7 37.6 17.4 3.1
Adjusted EBITDA $179.5 $66.5 $81.5 $246.3 $249.5 $162.4 $156.6 $85.9
($ in millions)

Refining Gross Product Margin Per Barrel of
Throughput Reconciliation

Q2 2013 Q2 2012
Refinery Revenue $1,014.8 $1,039.2
Refinery Costs of Sales 894.0 751.5
Refinery Gross Product Margin $120.8 $287.7
Total Refinery Throughput (bpd) 55,486 82,069
$23.92 $38.60
($ in millions, unless otherwise indicated)
Refinery Gross Product Margin Per Barrel of Throughput